UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 28, 2021
Date of Report (Date of earliest event reported)
Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-16209	98-0374481
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common shares, $0.0011 par value per share	ACGL	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 5.25% Series E preferred share	ACGLP	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 5.45% Series F preferred share	ACGLO	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 4.55% Series G preferred share	ACGLN	NASDAQ	Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02           Results of Operations and Financial Condition.

On July 28, 2021, Arch Capital Group Ltd. issued a press release reporting its earnings and the availability of its financial supplement for the quarter ended June 30, 2021. The press release and financial supplement are attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01            Other Events.

Preferred Share Dividends. The Board declared dividends with respect to the outstanding 20,000,000 depository shares, each representing 1/1000th interest in a share of 4.55% Non-Cumulative Preferred Shares, Series G, $0.01 per share (“Series G Shares”), with a $25,000 liquidation preference per share (equivalent to a $25.00 liquidation preference per depository share), as outlined below including the respective effective dates for declaration. All such dividends will be payable out of lawfully available funds for the payment of dividends under Bermuda law on September 30, 2021 to holders of record of the Series G Shares, as of September 15, 2021, unless determined otherwise by the Board or the Executive Committee of the Board on or prior to the applicable effective date.

Series	Effective Date for Declaration	Dividend Period	Dividend Amount	Rate Per Share
Series G	6/30/21	6/11/21-6/29/21	$1,200,694.44	$0.060035
	9/30/21	6/30/21-9/29/21	$5,687,500.00	$0.284375
			$6,888,194.44	$0.344410

ITEM 9.01           Financial Statements and Exhibits.

(d):     The following exhibits are being filed herewith.

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated July 28, 2021 announcing the earnings of Arch Capital Group Ltd. for the quarter ended June 30, 2021
99.2	2021 Second Quarter Financial Supplement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: July 28, 2021	By:	/s/ François Morin
		Name:	François Morin
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

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